FIRST AMENDMENT TO AGREEMENT OF SUBLEASE

THIS FIRST AMENDMENT TO AGREEMENT OF SUBLEASE ("Amendment") is made on this 23rd day of December, 2010 ("Effective Date"), by and between HALLINAN CAPITAL CORP., a Florida corporation ("Sublessor"), and SKINNY NUTRITIONAL CORP., a Nevada corporation ("Sublessee").

BACKGROUND

A. Sublessor and Sublessee entered into a certain Agreement of Sublease, dated as of January 1, 2009 (the "Sublease"), pursuant to which Sublessor leased to Sublessee a portion of the space known as Suite 101, consisting of 1,978 rentable square feet of space (the "Subleased Premises") on the first floor of the building known as Three Bala Plaza ("Building") and located on land located in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Land"), all as more particularly described in the Sublease.

B. Sublessor and Sublessee desire to amend the Sublease to, among other things, (i) extend the term of the Sublease, and (ii) adjust the base rent payable by Sublessee.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. All capitalized terms used but not defined in this Amendment shall have the same meanings as set forth in the Sublease or the Lease, as applicable.

2. Extension of Term. The term of the Sublease is hereby extended by a period of one (1) year and six (6) months, beginning on January 1, 2011 and ending on June 30, 2012. All provisions of the Sublease, as amended hereby and except as otherwise expressly set forth herein, shall apply to such extended term. Sublessee accepts the Subleased Premises for such extended Term in their "AS IS" condition as of the date hereof. Sublessee acknowledges that neither Sublessor, nor Sublessor's agents, representatives, employees, servants or attorneys have made any representations or promises, whether express or implied, concerning the condition of the Subleased Premises, and Sublessee agrees that Sublessor shall have no obligation to make any alterations or improvements to the Subleased Premises for or during such extended term.

3. Adjustment of Base Rent; Continuation of Additional Rent.

(a) Effective on January 1, 2011 and continuing through June 30, 2012, Sublessee shall pay Sublessor base rent for the Subleased Premises pursuant to Section 4 of the Sublease as follows:

Period	Annual Base Rent	Monthly Base Rent	Base Rent Per RSF
01/01/11 to 10/31/11	$66,263.00	$5,521.92	$33.50
11/01/11 to 06/30/12	$66,263.00	$5,521.92	$33.50

(b) Effective on January 1, 2011 and continuing through the end of the extended term of the Sublease, Sublessee shall continue to pay to Sublessor additional rent with respect to the Subleased Premises, including without limitation additional rent under

Section 5 of the Sublease and, for such purpose, Sublessee's portion of the monthly estimated payments of operating expenses and real estate taxes charged by Landlord to Sublessor shall equal fifty percent (50%) of the sum charged by Landlord to Sublessor for all Suite 101 of the Building.

(c) Sublessor and Sublessee acknowledge and agree that Sublessor is currently holding $5,192.25 as the Security Deposit under Section 13 of the Sublease.

4. Restatement of Remedy. Exhibit C to the Sublease is hereby restated in its entirety as follows:

"EXHIBIT "C"

Paragraph 15(K) CONFESSION OF JUDGMENT FOR POSSESSION OF PREMISES. SUBLESSEE HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST SUBLESSEE AND ALL PERSONS CLAIMING UNDER SUBLESSEE IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY SUBLESSOR AGAINST SUBLESSEE TO RECOVER POSSESSION OF THE PREMISES (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND SUBLESSEE AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

IN ANY SUCH ACTION, SUBLESSOR SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY SUBLESSOR OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. SUBLESSEE AND ALL PERSONS CLAIMING UNDER SUBLESSEE HEREBY RELEASE SUBLESSOR FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFOR SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY

TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

THIS PARAGRAPH 15(K) SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST SUBLESSEE. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST SUBLESSEE, SUBLESSEE, FOLLOWING CONSULTATION WITH (OR A DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR SUBLESSEE AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS SUBLESSEE HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.

SUBLESSEE SPECIFICALLY ACKNOWLEDGES THAT SUBLESSOR HAS RELIED ON THE WARRANT OF ATTORNEY SET FORTH IN THIS PARAGRAPH 15(K) IN ENTERING INTO THIS LEASE WITH SUBLESSEE AND THAT THE SUBLESSOR-SUBLESSEE RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE."

5. Brokers. Sublessee represents and warrants that Sublessee has not dealt with any broker, agent, finder or other person in connection with the negotiation for or the obtaining of this Amendment, and that no broker, agent, finder or other person brought about the transaction contemplated by this Amendment. Sublessee shall indemnify, defend and hold Sublessor harmless from and against any and all claims, lawsuits, liabilities, damages and costs, including attorneys' fees, incurred by Sublessor by reason of any breach of the foregoing warranty.

6. Ratification of Sublease. Except as specifically modified by this Amendment, all of the provisions of the Sublease are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect, including, without limitation, all remedies reserved to Sublessor, with which remedies Sublessee hereby acknowledges complete familiarity, and which remedies are incorporated herein by reference as though set forth in their entirety.

7. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Sublessor and Sublessee and their respective heirs, executors, personal representatives, administrators, successors and permitted assigns.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Amendment to be duly executed and delivered as of the day and year first above written.

HALLINAN CAPITAL CORP.

By: ____________________
Name: Gary Gordon
Title: V.P.

THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSION OF JUDGMENT CONTAINED IN EXHIBIT "C" TO THE SUBLEASE, AS RESTATED PURSUANT TO SECTION 4 OF THIS AMENDMENT, AND KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY ENTERS INTO THIS AMENDMENT FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS BY VIRTUE OF SUCH CONFESSION OF JUDGMENT.

SKINNY NUTRITIONAL CORP.

By: ____________________
Name:
Title: